EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Dennis Petke, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) the Quarterly Report on Form 10-Q of American Paramount Gold Corp. for the period ended May 31, 2013 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of American Paramount Gold Corp.

Dated: November 16, 2015

                                 /s/ Dennis Petke
                                 -----------------------------------------------
                                 Dennis Petke
                                 President, Chief Executive Officer and
                                 Director (Principal Executive Officer)
                                 AMERICAN PARAMOUNT GOLD CORP.

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to American Paramount Gold Corp. and will be retained by American Paramount Gold Corp. and furnished to the Securities and Exchange Commission or its staff upon request.